Voyage revenues	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Voyage revenues

16.       Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the years ended December 31, 2022, 2023 and 2024, as presented in the consolidated income statements:

	Years ended December 31,
	2022	2023	2024

Time charters	$841,057	$494,970	$710,894
Voyage charters	591,479	450,410	555,234
Pool revenues	4,620	3,889	(670)
	$1,437,156	$949,269	$1,265,458

As of December 31, 2024, trade accounts receivable from voyage charter agreements amounted to $24,512, remaining almost the same level compared to $24,223 as of December 31, 2023 and are presented under “Trade accounts receivable, net” in the consolidated balance sheets. No write-off was recorded in both years in connection with the voyage charter agreements.

Under ASC 606, unearned voyage charter revenue represents the consideration received for undelivered performance obligations.  The Company recorded $5,556 as unearned revenue related to voyage charter agreements in progress as of December 31, 2023, which was recognized in earnings during the year ended December 31, 2024 as the performance obligations were satisfied in that period. In addition, the Company recorded $6,075 as unearned revenue related to voyage charter agreements in progress as of December 31, 2024 and is presented under “Deferred revenue” in the consolidated balance sheets, which will be recognized in earnings during the year ending December 31, 2025 as the performance obligations will be satisfied in that period. This increase of $519 at year end of 2024 compared to the same period in 2023 is mainly affected by the timing of collections.

Further, as of December 31, 2024, capitalized contract fulfillment costs which are recorded under “Other current assets” amounted to $4,433, remaining almost at the same level compared to $4,275 as of December 31, 2023.

Demurrage income for the years ended December 31, 2022, 2023 and 2024 amounted to $32,435, $13,649 and $23,159, respectively, and is included within “Voyage charters” in the above table.

The amount invoiced to charterers in connection with the additional revenue for scrubber-fitted vessels under time-charter contracts (included within “Time charters” in the above table) was $99,104, $54,943 and $50,419 for the years ended December 31, 2022, 2023 and 2024, respectively, and did not include the fuel cost savings gained from the scrubber-fitted vessels which were employed under voyage charter agreements.

The adjustment to Company’s revenues from the vessels operating in the CCL Pool (Note 3j), deriving from the allocated pool result for those vessels as determined in accordance with the agreed-upon formula, for the years ended December 31, 2022, 2023 and 2024 was $4,965, $4,551 and ($649), respectively, while the corresponding adjustment to Company’s revenues from the Short Pool (Note 3i) for the year ended December 31, 2022 was $147 and nil for the years ended December 31, 2023 and 2024 . All the amounts are included within “Pool revenues” in the table above. The remaining amounts of ($492), ($662) and ($21) for the years ended December 31, 2022, 2023 and 2024, respectively, refers to other participation adjustments deriving from profit sharing from participation in charter-in agreement with other parties.

As discussed in Note 1, during 2022, 2023 and 2024 the Company chartered-in a number of third-party vessels, to increase its operating capacity in order to satisfy its clients’ needs. Revenues generated from those charter-in vessels during the years ended December 31, 2022, 2023 and 2024 amounted to $35,420, $24,892 and $80,598, respectively, and are included in Voyage revenues in the consolidated income statements, out of which $10,208, $3,643 and $30,819, respectively, constitute sublease income deriving from time charter agreements.